                                                                   EXHIBIT 10.38

                     AMENDMENT NO. 6 TO AMENDED AND RESTATED

                          REFINANCING CREDIT AGREEMENT

     THIS AMENDMENT NO. 6 (this "AMENDMENT") is dated as of November 13, 2002, and amends the Amended and Restated Refinancing Credit Agreement, dated as of November 19, 1999, by and among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (formerly known as Westinghouse Air Brake Company) ("BORROWER") and THE GUARANTORS FROM TIME TO TIME PARTY THERETO ("GUARANTORS") and THE BANKS FROM TIME TO TIME PARTY THERETO ("BANKS") and LASALLE BANK NATIONAL ASSOCIATION, as bookrunner and co-syndication agent ("AGENT"), JPMORGAN CHASE BANK, as administrative agent, and THE BANK OF NEW YORK, as co-syndication agent, MELLON BANK, N.A., as documentation agent, LASALLE BANK, NATIONAL ASSOCIATION, as an issuing bank, ABN AMRO BANK N.V., as an issuing bank, and CHASE MANHATTAN BANK USA, N.A. (successor in interest to Chase Manhattan Bank Delaware), as an issuing bank, as amended by Amendment No. 1 to Amended and Restated Refinancing Credit Agreement, dated as of November 16, 2000, Amendment No. 2 to Amended and Restated Refinancing Credit Agreement, dated as of March 30, 2001, Amendment No. 3 to Amended and Restated Refinancing Credit Agreement, dated as of July 18, 2001, Consent and Amendment No. 4 to Amended and Restated Refinancing Credit Agreement, dated as of September 17, 2001, and Amendment No. 5 to Amended and Restated Refinancing Credit Agreement, dated as of November 14, 2001 (as so amended, the "CREDIT AGREEMENT").

                                   BACKGROUND

     The parties hereto desire to amend the Credit Agreement to (i) extend the Convertible Revolving Credit Expiration Date and (ii) provide for the addition of lenders, now and in the future, with respect to the convertible revolving credit facility.

                              OPERATIVE PROVISIONS

     NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained, incorporating the above-defined terms herein, and intending to be legally bound hereby agree as follows:


                                    ARTICLE I
                            CONSENT AND AMENDMENTS

     1.01 Defined Terms; References. Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement. As used in this Amendment, "including" is not a term of limitation and means "including without limitation." Each reference to "hereof," "hereunder," "herein," and "hereby" and similar references contained in the Credit Agreement and each reference to "this Agreement" and similar references contained in the Credit Agreement shall, on and after the date hereof, refer to the Credit Agreement as amended hereby.

     1.02 Amendment of Credit Agreement.

     (a) Recitals. Clause (ii) of the fourth recital of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(ii) a 364-day convertible revolving credit facility in an amount not to exceed $100,000,000; and"

     (b) Definition of Convertible Revolving Credit Expiration Date. The definition of "Convertible Revolving Credit Expiration Date" as set forth in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Convertible Revolving Credit Expiration Date shall mean, with respect to the Convertible Revolving Credit Commitments, November 11, 2003, as such date may be extended in accordance with the terms hereof, but in no event beyond the Revolving Credit Expiration Date."

     (c) Commitments. As of the date hereof, Schedule 1.1(B) to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 1.1(B) hereto. For the avoidance of doubt and notwithstanding any provision of the Credit Agreement to the contrary, the Convertible Revolving Credit Commitment of each Bank for whom the "Amount of Commitment for Convertible Revolving Credit Loans" is established on Schedule 1.1(B) to this Amendment at zero, "$0.00," or the like is hereby terminated and each such Bank shall have no obligation whatsoever to make any Convertible Revolving Credit Loan under the Credit Agreement as modified hereby.

     (d) Additional Lenders Under the Convertible Revolving Credit Facility; Amendment to Section 11.11. The following Clause (iv) shall be added to Section
11.11 of the Credit Agreement:

          "(iv) Additional lenders who are not Bank parties to this Agreement may join in this Agreement at any time for the purpose of providing additional Convertible Revolving Credit Commitments to Borrower; provided that the addition of such lenders shall be subject to the following: (1) no increase of the Convertible Revolving Credit Commitment of any Bank which at such time is a party hereto shall occur, (2) the maximum permitted amount of all Convertible Revolving Credit Commitments of all Banks (after giving effect to the additional Convertible Revolving Credit Commitments of such new lenders) shall not exceed $100,000,000, (3) the addition of any such lender shall be subject to (A) the consent of Borrower and Agent to the same extent as is required at Section 11.11(i) in connection with the making of assignments and participations and (B) the confidentiality provisions of Section 11.12.1 with respect to potential assignees and participants, and (4) each such additional lender shall become a Bank under this Agreement by executing and delivering to Agent and Borrower (with copies to be provided to each of the Banks) a joinder to this Agreement substantially in the form of Exhibit 11.11. Agent shall distribute to the Banks an amended Schedule 1.1(B) reflecting the additional Convertible Revolving Credit Commitments of each additional lender whereupon such lender shall be a Bank hereunder entitled to and bound by the rights and obligations of a Bank hereunder."

     (e) Exhibit 11.11. As of the date hereof, Exhibit 11.11 to this Amendment shall be Exhibit 11.11 to the Credit Agreement.

     (f) Sales of Non-Equal Percentages Permitted. To permit sales by the Banks under the Credit Agreement of all or a portion of one revolving credit facility without selling all or an equal portion of the other revolving credit facility thereunder, the proviso in Clause (3) of Section 11.11(i), which states "provided that except as set forth in Section 3.4, such Bank sells an equal percentage interest or participation in each of its Revolving Credit Commitment, Convertible Revolving Credit Commitment, Revolving Credit Loans, and Convertible Revolving Credit Loans," is hereby deleted and replaced with the following:
"provided that such Bank sells an equal percentage interest or participation in its Revolving Credit Commitment or its Convertible Revolving Credit Commitment and its Loans relating to such commitment,".

     1.03 Waiver of Notice. The parties hereto hereby waive the notice periods required by Subsections 3.4.1(a) and (b) of the Credit Agreement.

     1.04 Indentures Paid; Deletion of Limitation on Guaranties and on Holdings of Various Subsidiaries. The Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks that the Indentures have been paid in full and that no principal amount is outstanding under the Indentures. Accordingly, (i) each of the Guarantors hereby acknowledges and agrees: that the limitation set forth at Section 16(d) of each Guaranty Agreement (and any related limitation set forth in any of the Loan Documents on the obligations of any Loan Party under each Guaranty Agreement) is of no further force or effect; and, Section 16(d) of the Guaranty Agreement is hereby deleted; and (ii) Section 8.2.6(b) is hereby deleted.

     1.05 Renewal Fees. On or before the date hereof and as a condition to the effectiveness of this Amendment, Borrower shall pay in immediately available funds to each Bank an amount equal to 15 basis points (0.15%) of the amount of such Bank's Convertible Revolving Credit Commitment set forth on Schedule 1.1(B) hereto. Upon any additional lender referred to in Clause (d) of this Section
1.02 becoming a Bank, Borrower shall pay in immediately available funds to each such Bank an amount equal to 15 basis points (0.15%) of the amount of such Bank's Convertible Revolving Credit Commitment set forth on the then applicable
Schedule 1.1(B) to the Credit Agreement.

     1.06 Name Changes, Mergers. Each of the Loan Parties acknowledges, represents, warrants, and covenants as follows:

          (a) As of August 15, 2002, MotivePower Canada Corporation changed its name to Wabtec Railway Electronics Corporation; for all purposes of the Credit Agreement and the other Loan Documents, as amended hereby, MotivePower Canada Corporation and Wabtec Railway Electronics Company are one and the same, and all references in each of the Loan Documents to MotivePower Canada Corporation are and shall be deemed to be references to Wabtec Railway Electronics Company;

          (b) Pursuant to a Certificate of Ownership and Merger of Borrower, effective as of December 31, 2001, Vapor Corporation merged with and into Borrower which is the surviving company of the merger;

          (c) Pursuant to an Agreement and Plan of Merger between Young Touchstone Company and Wabtec Engine Systems Company, effective as of December 10, 2001, Wabtec Engine Systems Company merged with and into Young Touchstone Company which was the surviving company of the merger; and Young Touchstone Company hereby confirms its succession by operation of law to all obligations of Wabtec Engine Systems Company under the Loan Documents, as amended hereby; and

          (d) Each of the Loan Parties executing this Amendment as a Guarantor include all of the direct or indirect domestic Subsidiaries of Borrower.

                        REPRESENTATIONS AND WARRANTIES

     As of the date hereof, the Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

     2.01 The execution and delivery by the Loan Parties of this Amendment, the consummation by the Loan Parties of the transactions contemplated by the Credit Agreement as amended hereby, and the performance by each Loan Party of its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate proceedings, if any, on the part of each Loan Party. On the date of Borrower's execution hereof, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations.

     2.02 This Amendment has been duly and validly executed and delivered by each Loan Party and constitutes, and the Credit Agreement as amended hereby constitutes, the legal, valid and binding obligations of each Loan Party enforceable in accordance with the terms hereof and thereof, except as the enforceability of this Amendment or the Credit Agreement as amended hereby may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     2.03 Neither the execution and delivery of this Amendment nor the consummation of the transactions contemplated hereby or by the Credit Agreement as amended hereby nor compliance with the terms and provisions hereof or of the Credit Agreement as amended hereby, by any of the Loan Parties,

               (a) will, if such would cause or constitute a Material Adverse Change, conflict with, constitute a default under, or result in any breach of (i) any Law or (ii) the articles or certificate of incorporation or bylaws or similar organizational documents of any Loan Party or any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, or

               (b) will (i) require any consent or approval of any Person or require a mandatory prepayment or any other payment under the terms of any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (ii) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Loan Party, or (iii) require any authorization, consent, approval, license, permit, exemption or other action by, or any registration, qualification, designation, declaration or filing with, any Official Body.

     2.04 After giving effect to the amendments and consents made herein: (i) no Event of Default under and as defined in the Credit Agreement has occurred and is continuing, and (ii) the representations and warranties of each of Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date.

                                   ARTICLE III
                 EFFECT, EFFECTIVENESS, CONSENT OF GUARANTORS

     3.01 Effectiveness. Subject to Section 1.05 hereof, this Amendment shall become effective as of the date hereof on the date that Agent shall have received from each of the Borrower, the other Loan Parties, and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Agent) that such party has signed a counterpart hereof. Within forty-five (45) days of the date hereof, each of the Loan Parties shall have delivered to the Agent sufficient resolutions and a certificate signed by the Secretary or Assistant Secretary of such Loan Party certifying as to the articles and bylaws of such Loan Party and the due authorization of such Loan Party to enter into this Amendment, and of the officer executing this Amendment on its behalf, together with an opinion of counsel with respect to the enforceability of, and the due authorization and capacity of the Loan Parties to execute, deliver and perform, this Amendment.

     3.02 Amendment. The Credit Agreement is hereby amended in accordance with the terms hereof, and this Amendment and the Credit Agreement shall hereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control.

     3.03 Joinder of Guarantors. Each of the Guarantors hereby joins in this Amendment to evidence its consent hereto and its agreement with Sections 1.04 and 1.06 hereof, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended, and in each Guaranty Agreement and each other Loan Document given by it in connection therewith.

                                   ARTICLE IV
                                 MISCELLANEOUS

     4.01 Credit Agreement. Except as specifically amended by the provisions hereof, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

     4.02 Counterparts, Telecopy Signatures. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission from one party to another shall constitute effective and binding execution and delivery of this Amendment by such party.

     4.03 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

     4.04 Severability. If any provision of this Amendment, or the application thereof to any party hereto, shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Amendment which can be given effect without the invalid and unenforceable provision or application, and to this end the parties hereto agree that the provisions of this Amendment are and shall be severable.

     4.05 Banks' Consent. Each Bank, by its execution hereof, hereby consents to this Amendment pursuant Section 11.1 of the Credit Agreement.

     4.06 Return of Convertible Revolving Credit Notes. To the extent that a Non-Agreeing Bank [defined at Section 3.4.1(c) of the Credit Agreement] has not assigned its Convertible Revolving Credit Commitment to another lender, such Bank shall, as soon as practicable, return to Borrower such Bank's Convertible Revolving Credit Note, if any; or, in the event such note has been lost or destroyed, such Bank shall evidence to the Borrower, in a manner reasonably satisfactory to the Borrower, such Bank's cancellation of such note and shall execute a lost note indemnity agreement reasonably satisfactory to Agent and Borrower.

     On or prior to the date hereof, Borrower shall issue, execute, and deliver to Agent replacement Convertible Revolving Credit Notes to give effect to any changes in the Convertible Revolving Credit Commitments set forth on Schedule 1.1(B) hereto. Each Bank affected thereby that is not a Non-Agreeing Bank agrees that it shall return to Agent such Bank's existing Convertible Revolving Credit Note for substitution thereof; or, in the event such note has been lost or destroyed, such Bank shall evidence to Agent and Borrower, in a manner reasonably satisfactory to Agent and Borrower, such Bank's cancellation of such note and shall execute a lost note indemnity agreement reasonably satisfactory to Agent and Borrower.

                            [SIGNATURE PAGES FOLLOW]

                   [SIGNATURE PAGE 1 OF 22 TO AMENDMENT NO. 6]

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                   [BORROWER]

                                         WESTINGHOUSE AIR BRAKE
                                         TECHNOLOGIES CORPORATION (f/k/a
                                         Westinghouse Air Brake Company)

                                         By:                           (SEAL)
                                             ----------------------------------
                                         Name:
                                         Title:


                                  [GUARANTORS]

                                         RAILROAD FRICTION PRODUCTS
                                         CORPORATION; RFPC HOLDING CORP.;
                                         WABTEC RAILWAY ELECTRONICS
                                         CORPORATION (formerly known as
                                         MotivePower Canada Corporation); WABTEC
                                         DISTRIBUTION COMPANY;
                                         MOTIVEPOWER, INC.; YOUNG
                                         TOUCHSTONE COMPANY (successor by
                                         merger to Wabtec Engine Systems
                                         Company); WABTEC HOLDING CORP.;
                                         WABTEC CORPORATION; WABTEC
                                         TRANSPORTATION TECHNOLOGIES, INC.


                                         By:                            (SEAL)
                                             ----------------------------------
                                         Name:
                                         Title: Vice President or Treasurer of
                                                each of the above listed
                                                companies

                   [SIGNATURE PAGE 2 OF 22 TO AMENDMENT NO. 6]

                               [BANKS AND AGENTS]

                                         LASALLE BANK, NATIONAL
                                         ASSOCIATION, individually and as Agent,
                                         Bookrunner, Co-Syndication Agent, and
                                         an Issuing Bank



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:


                                         CITIZENS BANK OF PENNSYLVANIA


                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                   [SIGNATURE PAGE 3 OF 22 TO AMENDMENT NO. 6]

                                         ABN AMRO BANK N.V., as an Issuing Bank


                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                   [SIGNATURE PAGE 4 OF 22 TO AMENDMENT NO. 6]

                                         MELLON BANK, N.A., individually and as
                                         Documentation Agent



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                   [SIGNATURE PAGE 5 OF 22 TO AMENDMENT NO. 6]

                                         JPMORGAN CHASE BANK, individually and
                                         as Administrative Agent


                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                   [SIGNATURE PAGE 6 OF 22 TO AMENDMENT NO. 6]

                                         NATIONAL CITY BANK OF PENNSYLVANIA



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                   [SIGNATURE PAGE 7 OF 22 TO AMENDMENT NO. 6]

                                         PNC BANK, NATIONAL ASSOCIATION



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                   [SIGNATURE PAGE 8 OF 22 TO AMENDMENT NO. 6]

                                         FLEET NATIONAL BANK (formerly
                                         BankBoston, N.A.)



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                   [SIGNATURE PAGE 9 OF 22 TO AMENDMENT NO. 6]

                                         U.S. BANK NATIONAL ASSOCIATION



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                  [SIGNATURE PAGE 10 OF 22 TO AMENDMENT NO. 6]

                                         THE BANK OF NEW YORK, individually and
                                         as Co-Syndication Agent



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                  [SIGNATURE PAGE 11 OF 22 TO AMENDMENT NO. 6]

                                         BANK ONE, N.A.



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                  [SIGNATURE PAGE 12 OF 22 TO AMENDMENT NO. 6]

                                         WACHOVIA BANK, NATIONAL ASSOCIATION
                                         (formerly, First Union National Bank)



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                  [SIGNATURE PAGE 13 OF 22 TO AMENDMENT NO. 6]

                                        DZ BANK AG DEUTSCHE ZENTRAL-
                                        GENOSSENSCHAFTSBANK, FRANKFURT
                                        AM MAIN
                                        (successor by merger to DG BANK DEUTSCHE
                                        GENOSSENSCHAFTSBANK AG)



                                        By:
                                            ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                            ----------------------------------
                                        Name:
                                        Title:

                  [SIGNATURE PAGE 14 OF 22 TO AMENDMENT NO. 6]

                                         THE BANK OF NOVA SCOTIA



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                  [SIGNATURE PAGE 15 OF 22 TO AMENDMENT NO. 6]

                                         BANK OF TOKYO-MITSUBISHI TRUST CO.



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                  [SIGNATURE PAGE 16 OF 22 TO AMENDMENT NO. 6]

                                         CREDIT AGRICOLE INDOSUEZ



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:


                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                  [SIGNATURE PAGE 17 OF 22 TO AMENDMENT NO. 6]

                                         CREDIT LYONNAIS NEW YORK BRANCH



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                  [SIGNATURE PAGE 18 OF 22 TO AMENDMENT NO. 6]

                                         CREDIT SUISSE FIRST BOSTON



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                  [SIGNATURE PAGE 19 OF 22 TO AMENDMENT NO. 6]

                                         THE DAI-ICHI KANGYO BANK, LTD.




                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                  [SIGNATURE PAGE 20 OF 22 TO AMENDMENT NO. 6]

                                         MANUFACTURERS AND TRADERS TRUST COMPANY



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                  [SIGNATURE PAGE 21 OF 22 TO AMENDMENT NO. 6]

                                         SUNTRUST BANK



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title:

                  [SIGNATURE PAGE 22 OF 22 TO AMENDMENT NO. 6]

                                         CHASE MANHATTAN BANK USA, N.A., as
                                         an Issuing Bank



                                         By:
                                             ----------------------------------
                                         Name:
                                         Title: